September 6, 2024

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

    Re:   The Prudential Variable Contract Account-11

        (File No. 811-03422)

        The MEDLEY Program

        (File No. 002-76581)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and The Prudential Variable Contract Account-11 (the “Account”), please accept this information concerning the filing of the semi-annual reports made with the Commission by the underlying mutual funds and portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual reports with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

The Prudential Series Fund	811-03623

If you have any questions regarding this filing, please contact me at Michele.Drummey@empower.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey, as agent for The Prudential Insurance Company of America